SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 27, 2000

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated August 1, 2000, providing for the
issuance of C-BASS 2000-CB3 Trust,   C-BASS  Mortgage  Loan  Asset-Backed
Certificates,   Series 2000-CB3).

               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-37256-01                 56-2064715
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


One New York Plaza
New York, New York                                                 10292
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 778-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS 2000-CB3 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB3 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2000 ( the "Agreement"), among Prudential Securities Secured Financing Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On November 27, 2000 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 27, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  December 12, 2000          By:  /s/ Karen Dobres
                                        Karen Dobres
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         November 27, 2000

                                  Exhibit 99.1

                         Statement to Certificateholders
                                November 27, 2000


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 27, 2000
                                          Revised Deliquency Reporting

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
R2                 0.00            0.00         0.00         0.00          0.00         0.00         0.00                  0.00
T11      153,499,120.26  153,499,120.26         0.00         0.00          0.00         0.00         0.00        153,499,120.26
T12        1,570,246.70    1,570,246.70         0.00         0.00          0.00         0.00         0.00          1,570,246.70
T13        1,570,246.70    1,570,246.70         0.00         0.00          0.00         0.00         0.00          1,570,246.70
T14       19,235,207.87   19,235,207.87         0.00         0.00          0.00         0.00         0.00         19,235,207.87
T15            8,912.05        8,912.05         0.00         0.00          0.00         0.00         0.00              8,912.05
T16            8,715.70        8,715.70         0.00         0.00          0.00         0.00         0.00              8,715.70
T22        1,570,246.70    1,570,246.70         0.00         0.00          0.00         0.00         0.00          1,570,246.70
T23        1,570,246.70    1,570,246.70         0.00         0.00          0.00         0.00         0.00          1,570,246.70
T24       19,235,207.87   19,235,207.87         0.00         0.00          0.00         0.00         0.00         19,235,207.87
T25            8,912.05        8,912.05         0.00         0.00          0.00         0.00         0.00              8,912.05
TOTALS   198,277,062.60  198,277,062.60         0.00         0.00          0.00         0.00         0.00        198,277,062.60
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                         CURRENT                           CURRENT
            PRINCIPAL                                                      PRINCIPAL                         PASS-THRU
CLASS       FACTOR              PRINCIPAL       INTEREST         TOTAL       FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
T11        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T11             9.900000%
T12        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T12             9.900000%
T13        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T13             9.900000%
T14        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T14             9.900000%
T15        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T15             9.531600%
T16        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T16            10.278000 %
T22        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T22             9.900000%
T23        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T23             9.900000%
T24        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T24             9.900000%
T25        1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000          T25             9.531600%
-------------------------------------------------------------------------------------------
TOTALS     1,000.00000000      0.00000000     0.00000000    0.00000000  1,000.00000000
-------------------------------------------------------------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------



                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 27, 2000
                                          Revised Deliquency Reporting

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A        87,157,000.00   85,696,141.50 2,336,766.27   544,384.74  2,881,151.01         0.00           0.00      83,359,375.23
A1F        36,000,000.00   34,537,642.68   706,114.93   220,897.01    927,011.94         0.00           0.00      33,831,527.75
A2F        16,101,000.00   16,101,000.00         0.00   105,394.46    105,394.46         0.00           0.00      16,101,000.00
B           8,813,000.00    8,813,000.00         0.00    62,425.42     62,425.42         0.00           0.00       8,813,000.00
M1         10,135,000.00   10,135,000.00         0.00    69,382.52     69,382.52         0.00           0.00      10,135,000.00
M2          8,813,000.00    8,813,000.00         0.00    62,425.42     62,425.42         0.00           0.00       8,813,000.00
N           9,330,000.00    8,766,387.99    88,402.16    86,239.34    174,641.50         0.00           0.00       8,677,985.83
R1                  0.00            0.00         0.00         0.00          0.00         0.00           0.00               0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS    176,349,000.00  172,862,172.17 3,131,283.36 1,151,148.91  4,282,432.27         0.00           0.00     169,730,888.81
X                   0.00            0.00         0.00         0.00          0.00         0.00           0.00               0.00
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1A              983.23877027     26.81099935    6.24602430   33.05702365    956.42777092       A1A             6.930000%
A1F              959.37896333     19.61430361    6.13602806   25.75033167    939.76465972       A1F             7.675000%
A2F            1,000.00000000      0.00000000    6.54583318    6.54583318  1,000.00000000       A2F             7.855000%
B              1,000.00000000      0.00000000    7.08333371    7.08333371  1,000.00000000       B               8.500000%
M1             1,000.00000000      0.00000000    6.84583325    6.84583325  1,000.00000000       M1              8.215000%
M2             1,000.00000000      0.00000000    7.08333371    7.08333371  1,000.00000000       M2              8.500000%
N                939.59142444      9.47504394    9.24323044   18.71827438    930.11638049       N              11.805000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS           980.22768584     17.75617304    6.52767472   24.28384777    962.47151280
-------------------------------------------------------------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                     -7-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 27, 2000
                                          Revised Deliquency Reporting

Sec. 4.06 Class N Ending Balance                                                        8,677,985.83

Sec. 4.06(iii) O/C Amount                                                               9,258,505.39
Sec. 4.06(iii) Targeted O/C Amount                                                      9,254,569.06
Sec. 4.06(iii) O/C Deficiency Amount                                                            0.00
Sec. 4.06(iii) O/C Release Amount                                                               0.00
Sec. 4.06(iii) Monthly Excess Interest                                                    273,115.13
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                            273,115.13
Sec. 4.06(iii) Extra Principal Distribution Amount                                              0.00

Sec. 4.06(iv) Servicing Compensation                                                            0.00
Sec. 4.06(iv) Servicing Fee                                                                94,885.22
Sec. 4.06(iv) Special Servicing Fee Accrued                                                36,600.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                   36,600.00

Sec. 4.06(v) Current Advances                                                                   0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1.00 Total                               86,952,025.38
Sec. 4.06(vi) Ending Collateral Balance Group 1.00 Sub-Group 1                         19,273,814.13
Sec. 4.06(vi) Ending Collateral Balance Group 1.00 Sub-Group 2                         67,678,211.25
Sec. 4.06(vi) Ending Collateral Balance Group 2.00 Total                               83,359,382.99

Sec. 4.06(vii) Total Beginning Number of Loans                                              1,818.00
Sec. 4.06(vii) Group 1A Beginning Number of Loans                                             272.00
Sec. 4.06(vii) Group 1B Beginning Number of Loans                                             792.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                      1,064.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                        754.00

Sec. 4.06(vii) Total Ending Number of Loans                                                 1,796.00
Sec. 4.06(vii) Group 1A Ending Number of Loans                                                271.00
Sec. 4.06(vii) Group 1B Ending Number of Loans                                                788.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                         1,059.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                           737.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                                     9.96 %
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                           9.53 %
Sec. 4.06(vii) Group 1A Weighted Average Mortgage Rate                                          8.26 %
Sec. 4.06(vii) Group 1B Weighted Average Mortgage Rate                                          9.89 %
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                          10.40 %


Sec. 4.06(vii)Group 1A Weighted Average Term to Maturity                                      292.00
Sec. 4.06(vii)Group 1B Weighted Average Term to Maturity                                      283.00
Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                       285.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                       342.00


                                      -8-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 27, 2000
                                          Revised Deliquency Reporting

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month            73          5,505,551.38             6.33%
                   2 Months           55          4,291,140.52             4.94%
                   3+Months          330         23,904,262.99            27.49%
                   Total             458         33,700,954.89            38.76%


                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month            37          4,211,599.55            5.05 %
                   2 Months           29          2,738,294.36            3.28 %
                   3+Months          100          9,600,695.07           11.52 %
                   Total             166         16,550,588.98           19.85 %

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month          110          9,717,150.93            5.71 %
                    2 Months          84          7,029,434.88            4.13 %
                    3+Months         430         33,504,958.06           19.67 %
                    Total            624         50,251,543.87           29.51 %


                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures

Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1A                                          13.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1A                                  1,075,717.63
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1B                                          60.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1B                                  4,429,833.75
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 2                                           37.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 2                                   4,211,599.55

Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1A                                          25.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1A                                  1,695,628.09
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1B                                          30.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1B                                  2,595,512.43
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 2                                           29.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 2                                   2,738,294.36
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1A                                        182.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1A                                13,354,486.84
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1B                                        148.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1B                                10,549,776.15
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 2                                         100.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 2                                  9,600,695.07


Sec. 4.03(viii)Loans in Foreclosures
          Loans in Foreclosure

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   22           1,862,963.38            2.14%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    9           1,427,576.70            1.71%

                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   31           3,290,540.08            1.93%


Sec. 4.06(viii) Number of Foreclosures in Group 1A                                               8.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1A                                        753,765.22
Sec. 4.06(viii) Number of Foreclosures in Group 1B                                              14.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1B                                      1,109,198.16
Sec. 4.06(viii) Number of Foreclosures in Group 2                                                9.00
Sec. 4.06(viii) Balance of Foreclosures in Group 2                                       1,427,576.70


                                      -9-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 27, 2000
                                          Revised Deliquency Reporting

Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  199           14,288,469.85           16.43%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   44           3,597,959.58            4.32%


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  243           17,886,429.43           10.50%



Sec. 4.06(viii) Number of Bankruptcies in Group 1A                                     142.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1A                             10,435,143.21
Sec. 4.06(viii) Number of Bankruptcies in Group 1B                                      57.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1B                              3,853,326.64
Sec. 4.06(viii) Number of Bankruptcies in Group 2                                       44.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 2                               3,597,959.58




Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

Sec. 4.06(viii) Number of Reo's in Group 1A                                             0.00
Sec. 4.06(viii) Balance of Reo's in Group 1A                                            0.00
Sec. 4.06(viii) Number of Reo's in Group 1B                                             0.00
Sec. 4.06(viii) Balance of Reo's in Group 1B                                            0.00
Sec. 4.06(viii) Number of Reo's in Group 2                                              0.00
Sec. 4.06(viii) Reo's in Group 2                                                        0.00

Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1A                                                 0.00
Sec. 4.06(viii) REO Book Value Group 1B                                                 0.00
Sec. 4.06(viii) REO Book Value Group 2                                                  0.00

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1A                                                     63,489.68
Principal Prepayments Group 1B                                                    533,952.44
Principal Prepayments Group 2                                                   2,287,510.85

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       21,687.81

Sec. 4.06(xii) Realized Losses
Realized Losses Incurred in Group 1A                                                    0.00
Realized Losses Incurred in Group 1B                                                    0.00
Realized Losses Incurred in Group 3                                                     0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B Unpaid Realized Loss Amount                                      0.00
Sec. 4.02(xiv) Class B Applied Realized Loss Amortization Amount                        0.00



                                                -10-

                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 27, 2000
                                          Revised Deliquency Reporting


Sec. 4.06(xv) Excess Reserve Fund
Beginning Balance                                                                       5,000.00
Proceeds from Permitted Investments                                                         0.00
Deposits to the Excess Reserve Fund                                                         0.00
Ending Balance                                                                          5,000.00

Sec. 4.06(xvi) Class N Reserve Fund
Beginning Balance                                                                     175,156.59
Deposits to fund the Class N Reserve Account                                           83,561.44
Proceeds from Permitted Investments                                                         0.00
Unpaid Interest Payments Made to the N Class                                                0.00
Ending Balance                                                                        258,718.03

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                         0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                         1,150.70

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                          0.00
Sec. 4.06(xxii)UnpaidLibor Carryover Amount - Class A-1A                                    0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                                         0.00
Class A1F Unpaid Interest Shortfall                                                         0.00
Class A2F Unpaid Interest Shortfall                                                         0.00
Class M1 Unpaid Interest Shortfall                                                          0.00
Class M2 Unpaid Interest Shortfall                                                          0.00
Class B Unpaid Interest Shortfall                                                           0.00
Class N Unpaid Interest Shortfall                                                           0.00

Sec. 4.06(xiv) Has the Trigger Event Occured                                                 NO

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                       N/A

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance        0.00 %

Sec. 4.06(xxv) Available Funds by Group
Available Funds                                                                     4,382,056.59
Interest Remittance Amount                                                          1,339,175.39
Principal Remittance Amount                                                         3,042,881.20

Sec. 4.06(xxvi) HLTV Reserve Account
Beginning Balance                                                                      32,678.76
Total Deposits to the HLTV Reserve Account                                                  0.00
Transfer from HLTV Reserve Account                                                          0.00
Ending Balance                                                                         32,678.76

Sec 4.06 Repurchased Principal                                                              0.00

Sec 4.06 Class X Distributable Amount                                                       0.00
